LARSON DAVIS INCORPORATED
                              1681 WEST 820 NORTH
                               PROVO, UTAH  84601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 1997

TO THE SHAREHOLDERS OF LARSON DAVIS INCORPORATED:

     The 1997 annual meeting of the shareholders (the "Annual Meeting") of Larson Davis Incorporated (the "Company") will be held at the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah 84101, on June 25, 1997. The Annual Meeting will convene at 1:00 p.m., local time, to consider and take action on the following proposals:

     (1) To elect five directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

     (2) To approve the Larson Davis Incorporated 1997 Stock Option and Award Plan;

     (3) To approve the Larson Davis Incorporated 1997 Employee Stock Purchase Plan;

     (4) To approve the Larson Davis Incorporated 1996 Director Stock Option Plan; and

     (5) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     ONLY OWNERS OF RECORD OF THE 11,428,908 SHARES OF THE COMPANY'S COMMON STOCK ISSUED AND OUTSTANDING AS OF THE CLOSE OF BUSINESS ON MAY 22, 1997 (THE "RECORD DATE"), WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

     HOLDERS OF AT LEAST ONE-THIRD OF THE SHARES OF COMMON STOCK OUTSTANDING ON THE RECORD DATE MUST BE REPRESENTED AT THE MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.

     THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

                                 LARSON DAVIS INCORPORATED
                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Dan J. Johnson

                                 Dan J. Johnson, Secretary
Provo, Utah
Dated:  May 22, 1997


                                   IMPORTANT
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                SPECIAL REQUEST
If your shares are held in the name of a brokerage firm, nominee, or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.


                           LARSON DAVIS INCORPORATED
                              1681 WEST 820 NORTH
                               PROVO, UTAH  84601

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the management of LarsonoDavis Incorporated (the "Company"), to be voted at the annual meeting of shareholders to be held at the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah 84101, on June 25, 1997, at 1:00 p.m., local time, or at any adjournment thereof (the "Annual Meeting"). The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted:

     (1) FOR the election of the five nominees of management set forth herein as directors of the Company to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

     (2) FOR approval of the LarsonoDavis Incorporated 1997 Stock Option and Award Plan;

     (3) FOR approval of the LarsonoDavis Incorporated 1997 Employee Stock Purchase Plan;

     (4) FOR approval of the LarsonoDavis Incorporated 1996 Director Stock Option Plan; and

     (5) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.


     The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the board of directors' recommendations as set forth above.

     The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone, or in person. This statement and form of proxy were first mailed to stockholders on or about May 27, 1997.

     Only holders of the Company's 11,428,908 shares of common stock, par value $0.001 (the "Common Stock"), issued and outstanding as of the close of business on May 22, 1997 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Holders of at least one-third of the 11,428,908 shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

     All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether the proxies are instructed to abstain from voting or consist of broker non-votes. Under Nevada corporate law and the Company's articles of incorporation and bylaws, the election of directors requires a vote by a plurality of the shares present at the Annual Meeting. All other matters, except certain specified extraordinary matters, are considered approved by the shareholders if approved by at least a majority of the shares constituting a quorum at a meeting of the shareholders. Therefore, abstentions and broker non-votes will have the same legal effect as a vote against matters other than the election of directors.

     Officers and directors holding an aggregate of 1,150,928 shares of Common Stock, or approximately 10.1% of the issued and outstanding shares, have indicated their intent to vote in favor of all proposals.



                     PROPOSAL NO. 1:  ELECTION OF DIRECTORS

General

     The Company's articles of incorporation provide that the board of directors shall be divided into three classes, with each class as equal in number as practicable. One class is to be elected each year for a three-year term. Due to the lack of a recent shareholder meeting and intervening appointments of directors, all five directors of the Company will be elected at the Annual Meeting. In order to apportion the directors into classes as equal in number as possible, one director will be elected to serve a one-year term, two directors will be elected to each serve a two-year term, and two directors will be elected to each serve a three-year term. The board of directors has nominated Dan J. Johnson to serve for a term expiring at the annual meeting to be held in 1998, Brian G. Larson and William E. Hosker each to serve for a term expiring at the annual meeting to be held in 1999, and Larry J. Davis and Gerard L. Seelig each to serve for a term expiring at the annual meeting to be held in 2000, in each case until their respective successors shall have been elected and qualified. The officers of the Company are elected at the annual meeting of the board of directors to hold office at the pleasure of the board, subject to their employment agreements.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. In the event any nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the board of directors. Biographical information follows for the persons nominated. The information concerning the nominees has been furnished by them to the Company. (See "PRINCIPAL SHAREHOLDERS" below.)

Directors, Nominees, and Executive Officers

     The board of directors' nominees for election as directors of the Company at the Annual Meeting are Brian G. Larson, Larry J. Davis, Dan J. Johnson, William E. Hosker, and Gerard L. Seelig. The following table sets forth the name, age, and position of each nominee and the executive officers of the Company who have served in such position since the Company's last fiscal year. There is no family relationship among the officers and directors of the Company.

                                      Year
                              --------------------
                              Director    Term to                  Business Experience During Past
       Name            Age     Since     Expire(1)                 Five Years and Other Information
---------------        ---    --------   ---------   ------------------------------------------------------------
Brian G. Larson        54       1987       1999      President and a Director of the Company.   Mr. Larson
                                                     earned his masters of business administration degree from
                                                     Brigham Young University in 1972 and a bachelor's degree in electrical engineering from the same institution in 1971.
                                                     During the time he was attending Brigham Young University,
                                                     Mr. Larson worked as a design engineer in the medical
                                                     research laboratory of Brigham Young University.

Larry J. Davis         45       1987       2000      Vice-President and a Director of the Company.  Mr. Davis
                                                     earned his electrical engineering degree from Brigham Young
                                                     University in 1974, where he graduated Magna Cum Laude.

Dan J. Johnson         46       1987       1998      Vice-President, Secretary, Treasurer, and a Director of the
                                                     Company.  Prior to 1984, he was a director of finance for
                                                     Fiber Technology Corporation.  Mr. Johnson has also been
                                                     previously employed with a public accounting firm.

William E. Hosker      58       1996       1999      Director of the Company.  Mr. Hosker was formerly employed by Hercules, Inc., from 1960 to 1995.  Mr. Hosker served in various capacities with Hercules, Inc., culminating in his positions as corporate vice-president of International
                                                     Operations, Subsidiaries, and Ventures from 1987 to 1990
                                                     and vice-president and general manager of the Resins Group from 1990 to 1995.  Mr. Hosker is the president and owner
                                                     of STAT Associates, Inc., a business consulting firm.  Mr.
                                                     Hosker attended the Amos Tuck Business School at Dartmouth
                                                     University studying strategic planning and financial
                                                     analysis and the Darden Business School of the University
                                                     of Virginia studying executive marketing.  He obtained a
                                                     bachelor of arts degree in biochemistry from Bowdoin
                                                     College in 1960.

Gerard L. Seelig       70       1996       2000      Director of the Company.  Mr. Seelig currently serves on
                                                     the board of directors of a number of privately-held
                                                     companies and has taught as a visiting professor at
                                                     Columbia Graduate School of Business and Rutgers Graduate
                                                     School of Management.  Prior to his retirement, Mr. Seelig served as executive vice-president of Allied-Signal, Inc., and as president of its Electronics and Instrumentation
                                                     Sector from 1983 to 1988.  Prior to joining Allied-Signal,
                                                     Inc., Mr. Seelig spent 12 years at ITT in senior executive positions, including president of ITT's Industrial and
                                                     Commercial Products Company and as executive vice-president of the parent corporation.  Prior to that, Mr. Seelig
                                                     worked for ten years at Lockheed Corporation where he was
                                                     corporate vice-president and president of Lockheed
                                                     Electronics Company.  Mr. Seelig is a member of the Dean's
                                                     Advisory Council of the Rutgers Graduate School of
                                                     Management and was designated as the school's first
                                                     Distinguished Executive Lecturer in 1987.  He was invited
                                                     to become a Visiting Professor and Executive-In-Residence
                                                     at the Columbia Graduate School of Business in 1988 and
                                                     served for three years as a member of its board of
                                                     overseers.  Mr. Seelig received a masters degree in
                                                     industrial management from New York University in 1954 and a bachelors degree in electrical engineering form Ohio
                                                     State University in 1948.

Craig E. Allen         45       (2)         (2)      Chief financial officer of the Company.  Mr. Allen was
                                                     formerly controller of CUSA Technologies, Inc., from
                                                     September 1994 to December 1996.  Prior to that, Mr. Allen was a senior audit manager with the accounting firm of
                                                     Grant Thornton LLP where he had been employed since 1978.
                                                     Mr. Allen is a certified public accountant and received a
                                                     masters degree in accounting from Brigham Young University in 1978.

[FN]
(1) The year given for the expiration of the term of each incumbent director gives effect to the election of such incumbent to the term as proposed herein.

(2) Mr. Allen is the chief financial officer of the Company. Mr. Allen was appointed to that position in December 1996, and serves at the pleasure of the board of directors, although he has a written employment agreement which has a term of five years.

Vote Required

     Directors are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Annual Meeting. That is, directors receiving the largest number of votes will be elected to fill the open positions. Abstentions and broker non-votes will not be counted in the election of directors.

     The board of directors recommends a vote "FOR" the election of the nominees of management set forth herein as directors of the Company, to serve in such capacities until the expiration of their term and until their successors are elected and qualified. In the absence of contrary instructions, proxies will be voted in favor of each of the nominees.


         PROPOSAL NO. 2:  APPROVAL OF 1997 STOCK OPTION AND AWARD PLAN

General

     On May 13, 1997, the board of directors of the Company approved the terms of the 1997 Stock Option and Award Plan (the "Employee Stock Option Plan"). In order for certain of the Employee Stock Option Plan's provisions to be effective, it must be approved by the shareholders of the Company and is being submitted for such approval pursuant to this Proxy Statement.

     In the following paragraphs a summary of the terms of the Employee Stock Option Plan is provided. The following summary is qualified in its entirety by the provisions of the Employee Stock Option Plan.

Employee Stock Option Plan Summary

     The board of directors of the Company believes that it is important that employees and other individuals who contribute to the success of the Company have a stake in the enterprise as shareholders. Consistent with this belief, the award of stock options to management level employees is an important element of the Company's compensation program. The Company has had such a program in effect since 1987 when it adopted its 1987 Employee Stock Option Plan. However, the Company has awarded options and other rights under this earlier plan with respect to essentially all of the shares of stock subject to such plan and, consequently, needs to adopt the Employee Stock Option Plan to cover future awards.

     The Employee Stock Option Plan is intended to (a) attract competent directors, executive personnel, and other employees, (b) ensure the retention of the services of existing directors, executive personnel, and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the Company by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

     The Employee Stock Option Plan is to be administered either by the board of directors or by a committee (the "Committee") to be appointed from time to time by such board of directors. Awards granted under the Employee Stock Option Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), options which do not qualify as ISOs, or stock bonus awards. Awards will be made to employees of the Company and its subsidiaries, including officers and directors, who, in the opinion of the board of directors or the Committee, have contributed, or are expected to contribute, materially to the success of the Company. In addition, at the discretion of the board of directors or the Committee, options or bonus stock may be granted to individuals who are not employees of the Company but contribute to the success of the Company.

     The exercise price of options granted under the Employee Stock Option Plan is subject to the discretion of the board of directors or Committee at the time of each grant. In the case of ISOs granted under the Plan, the exercise price may not be less than 100% of the fair market value of the common stock on the date the option is granted (110% of the fair market value in the case of 10% shareholders). Options granted under the Employee Stock Option Plan shall expire not later than ten years after the date of grant (five years in the case of ISOs granted to 10% shareholders). The option price may be paid by cash, certified check, or other consideration acceptable to the board of directors or Committee.

     All of the employees, officers, and directors of the Company and its subsidiaries are eligible to participate under the Employee Stock Option Plan.
A maximum of 750,000 shares are available for grant under the Employee Stock Option Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the board of directors or the Committee, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

     The aggregate number of shares with respect to which options or stock awards may be granted under the Employee Stock Option Plan, the number of shares covered by each outstanding option, and the purchase price per share, shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares or other increase or decrease in such shares effected without substantial dilution or enlargement of rights granted to or available for eligible participants in the Employee Stock Option Plan. In the case of an ISO, the ratio of the option price to the fair market value of the stock subject to the option immediately after the stock transaction must not be more favorable to the optionee on a share by share basis than the ratio of the old option price to the fair market value of the stock subject to the option immediately before such transaction. All such adjustments shall be made by the board of directors or the Committee, whose good faith determination shall be binding absent manifest error.

     The board of directors may from time to time alter, amend, suspend, or discontinue the Employee Stock Option Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alternation or amendment (unless approved by the shareholders) shall (a) increase the maximum number of shares for which options or stock awards may be granted under the Employee Stock Option Plan either in the aggregate or to any eligible employee; (b) extend the period or periods during which options may be granted or exercised; (c) materially modify the requirements as to eligibility for participation in the Employee Stock Option Plan; (d) change the provisions relating to events of dilution; or (e) materially increase the benefits accruing to the eligible participants under the Employee Stock Option Plan.

Certain Tax Matters

     A participant in the Employee Stock Option Plan to whom a nonqualified option is granted will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income and will be reported by the Company to the Internal Revenue Service on Form W-2 or 1099. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his tax basis in the stock.

     If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonqualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Under the current provisions of the Code, only employees of the Company and its subsidiaries can receive ISOs. Options that qualify as ISOs must be exercised within 90 days of the termination of the employment relationship, except in certain cases of disability or death. Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISOs and one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the employee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISOs. In this event, the Company would be entitled to a deduction in the amount of ordinary income recognizable by the employee. If the stock is held for the required holding periods and then sold, the employee will recognize capital gain or loss on the sale equal to the difference between the selling price and his basis in the stock (typically the option exercise price).

     Under the terms of the Employee Stock Option Plan, the board of directors or the Committee may also grant stock awards which may, at the discretion of the board of directors or Committee, be subject to forfeiture under certain conditions. Recipients of stock awards will realize ordinary income at the time of award or the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (the board of directors or the Committee can require the payment of par value at the time of the grant). The Company will realize a corresponding compensation deduction. This income will be reported by the Company to the Internal Revenue Service on Form W-2 or 1099 and the Company may be required to deposit certain amounts with the Internal Revenue Service on behalf of the participant, the payment of which by the award recipient may be a condition precedent to the vesting of the award. The holder will have a basis in the shares acquired equal to any amount paid plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his basis in the shares.

Interest of Directors and Executive Officers

     Each of the directors and executive officers of the Company are eligible for participation in the Employee Stock Option Plan at the discretion of the board of directors or Committee. While there is no current intent to award options or bonus stock to such individuals, executive officers hold options to acquire 426,365 shares that were awarded under the Company's previous plan, the 1987 Stock Option Plan. All of these options were awarded in December of 1994, except options with respect to 10,000 shares that were awarded in December of 1996.

Vote Required

     Adoption of the Employee Stock Option Plan requires the approval of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the approval of the Employee Stock Option Plan.

     The board of directors recommends a vote "FOR" the approval of the Employee Stock Option Plan. In the absence of contrary instructions, proxies will be voted for the approval of the Employee Stock Option Plan.



         PROPOSAL NO. 3:  APPROVAL OF 1997 EMPLOYEE STOCK PURCHASE PLAN

General

     The board of directors of the Company adopted the 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan") effective as of February 1, 1997. In order for participants in the Stock Purchase Plan to receive certain tax benefits, stockholders of the Company must approve the adoption of the Plan. The following paragraphs contain a summary of the Stock Purchase Plan.

     The Stock Purchase Plan is intended to provide employees of the Company and its subsidiaries with an opportunity to purchase shares of Common Stock through payroll deductions or by making separate lump sum payments under the Stock Purchase Plan. The purchase price of shares of Common Stock under the Stock Purchase Plan will be 85% of the fair market value, based on the closing price for the Common Stock as reported by Nasdaq on each offering date, which is defined in the Stock Purchase Plan as the date that is ten business days subsequent to the filing of the Company's quarterly reports on Form 10-Q and annual report on Form 10-K. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

Terms of the Stock Purchase Plan

     Any person who has been employed by the Company or a subsidiary of the Company for more than six months is eligible to participate in the Stock Purchase Plan, unless such employee owns or would own stock or outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company. Participation in the Stock Purchase Plan is limited to 20% of the employee's compensation, with a maximum of $25,000 during any calendar year. Eligible employees can elect to participate in the Stock Purchase Plan at the time it takes effect and on each subsequent January 1 and July 1 during the term of the Stock Purchase Plan. The administrator of the Stock Purchase Plan is designated by the board of directors and is currently Rick Clayton (the "Stock Purchase Plan Administrator").

     The Stock Purchase Plan will consist of four offerings in each calendar year to be made as of the date that is ten business days subsequent to the filing of the Company's quarterly reports on Form 10-Q and annual report on Form 10-K. The Company's reports on Form 10-Q, absent extensions available to the Company, are due May 15, August 14, and November 14, of each year. The Company's annual report on Form 10-K is due March 31 of each year. The Stock Purchase Plan will terminate December 31, 1998. The price of the Common Stock will be fixed at 85% of the closing price for the Common Stock as reported by Nasdaq for the offering date. Participants in the Stock Purchase Plan having an account balance sufficient to acquire at least a minimum of 25 shares, shall be deemed to have acquired such shares on each offering date. Only whole shares may be purchased, no fractional shares will be issued. Any excess amounts not used to purchase shares will be retained in the Stock Purchase Plan on behalf of the contributing participant, until termination of the Stock Purchase Plan or receipt of written instructions from the participant, at which time any excess amounts will be distributed to the participant on whose behalf they are held.

     The Stock Purchase Plan covers up to a maximum of 100,000 shares of Common Stock. If at any time the number of shares to be issued would exceed the total number of shares subject to the Stock Purchase Plan, the Company will make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable, the balance of any remaining payroll deductions or lump sum payments credited to each individual participant's account shall be returned to him or her as promptly as possible, and the Stock Purchase Plan will be terminated.

     A participant may withdraw excess payroll deductions and lump sum payments remaining in the Stock Purchase Plan at any time prior to the termination of the Stock Purchase Plan. Any participant who withdraws may not thereafter participate in the Stock Purchase Plan unless they provide an election to do so to the Stock Purchase Plan Administrator prior to a subsequent entry date on a following January 1 or July 1. On termination of any participant's employment for any reason other than death or disability, any payroll deductions or lump sum payments held in the Stock Purchase Plan are to be used as directed by the beneficiary previously specified by the participant.

     Any withholding or other taxes payable with respect to payroll deductions contributed to the Stock Purchase Plan are withheld by the Company from other amounts due to the participant and the gross deduction authorized by the participant contributed to the Stock Purchase Plan. Payroll deductions and lump sum payments received or held by the Company under the Stock Purchase Plan will not be held in a separate account and may be used by the Company for any corporate purpose. No interest is paid to participants on amounts held under the Stock Purchase Plan. Neither payroll deductions nor lump sum payments credited to a participant nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Stock Purchase Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, other than by will or the laws of descent and distribution. The Company has no obligation to recognize any such assignment, transfer, pledge, or other disposition.

     The board of directors, directly or through the Stock Purchase Plan Administrator, has authority to interpret and construe any provision of the Stock Purchase Plan and adopt rules and regulations for administrating the Stock Purchase Plan. Determinations made with respect to any matter or provision contained in the Stock Purchase Plan shall be final, conclusive, and binding on all participants, their heirs, or legal representatives. Neither the Company, the Stock Purchase Plan Administrator, nor the board of directors shall be liable to any participant or to any other person for losses sustained or liabilities incurred as a result of any good faith error in judgment or mistake of law or fact or for any act done or omitted to be done in good faith in administering the Stock Purchase Plan, unless such error, mistake, act, or omission was performed or omitted fraudulently or constituted willful misconduct. The Company shall indemnify the board of directors and the Stock Purchase Plan Administrator, to the fullest extent permitted by applicable statute, for any expenses incurred in defending a civil or criminal action or proceeding arising out of actions with respect to the administration of the Stock Purchase Plan.

     In the event that the outstanding Common Stock of the Company is changed by reason of a stock dividend, a stock split, consolidation of the stock, an exchange of shares, a recapitalization, or a merger in which the Company is the surviving corporation, the aggregate number and class of shares available under the Stock Purchase Plan and, if necessary, the option exercise price per share, shall be appropriately adjusted by the board of directors of the Company, whose determination shall be conclusive on the participants. In the event of a merger or consolidation in which the Company is not the surviving entity or a sale of assets by the Company, the Stock Purchase Plan shall terminate and all payroll deductions and lump sum payments shall be returned to the participants making such contributions; provided that, the board of directors may, in its sole discretion, accelerate the next offering date and permit participants to purchase shares under the Stock Purchase Plan at such accelerated offering date.

     The board of directors may at any time terminate or amend the Stock Purchase Plan, so long as such termination or amendment does not affect options then outstanding. In addition, no amendment shall be made unless approved by the stockholders of the Company within 12 months of such amendment if the amendment would materially: (a) increase the benefits accruing to employees under the Stock Purchase Plan; (b) increase the number of shares which may be issued under the Stock Purchase Plan; or (c) modify the requirements as to eligibility for participation.

Income Tax Consequences

     The Stock Purchase Plan is intended to qualify as a "employee stock purchase plan" under Section 423 of the Code. Under the current provisions of the Code, income will not be recognized by a participant in the Stock Purchase Plan at the time of the grant of any option under the Stock Purchase Plan or the acquisition of Common Stock under the Stock Purchase Plan. If the Common Stock acquired under the Stock Purchase Plan is sold within two years of such acquisition, the participant will recognize ordinary income equal to the 15% discount. If the Common Stock is sold subsequent to the two-year period, the participant will recognize ordinary income equal to the 15% discount, but limited to the amount of gain on the sale. The participant will realize short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the participant's tax basis in the Common Stock. The tax basis in the Common Stock will be equal to the price paid by the participant to acquire such shares, plus any ordinary income recognized on the sale. Neither the sale of Common Stock to participants under the Stock Purchase Plan nor the subsequent sale of Common Stock by the participants will have any tax consequences to the Company, except that the Company would be entitled to a compensation deduction equal to the 15% discount if the Common Stock is sold prior to the expiration of the two year holding period.

Interests of Directors and Executive Officers

     None of the directors or executive officers of the Company are currently eligible to participate in the Stock Purchase Plan, although Craig E. Allen will become eligible once he has satisfied the six month employment requirement on June 9, 1997. The two outside directors of the Company are not "employees" for purposes of the Plan and the other directors and executive officers hold stock or rights to acquire stock representing 5% or more of the Company's outstanding stock. The Stock Purchase Plan does not prohibit participation by the directors and executive officers and Mr. Allen may participate, as may the other directors and executive officers, if and when they qualify.

Vote Required

     Adoption of the 1997 Employee Stock Purchase Plan requires the approval of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the approval of the Stock Purchase Plan.

     The board of directors recommends a vote "FOR" the approval of the 1997 Employee Stock Purchase Plan. In the absence of contrary instructions, proxies will be voted for the approval of the 1997 Employee Stock Purchase Plan.


          PROPOSAL NO. 4:  APPROVAL OF 1996 DIRECTOR STOCK OPTION PLAN

General

     On May 9, 1996, the board of directors of the Company adopted its 1996 Director Stock Option Plan (the "Director Plan"). The Director Plan has been subsequently restated and amended to eliminate certain provisions that were no longer necessary as a result of changes to Regulation 16 under the Securities Exchange Act of 1934, as amended, adopted by the Securities and Exchange Commission. The Director Plan is being submitted to the shareholders of the Company for their approval pursuant to this Proxy Statement, even though such approval is not required. In the absence of approval, it is anticipated that the Company will respect the grant of options already awarded in order to honor its commitments to individual directors. The following paragraphs contain a summary of the terms of the Director Plan.

     In 1996, the board of directors undertook an active search to identify and attract experienced businessmen to serve on the board to assist the Company in the oversight of its strategic development. The board of directors determined that it was necessary, in order to attract the quality of individuals the Company was seeking, to offer the directors an opportunity to acquire an ownership interest in the Company. The board of directors felt that it should also reward those directors who had contributed to the growth and development of the Company to that point. As a consequence, the board of directors adopted the Director Plan and awarded options under the Director Plan to each of the then existing directors and to the two outside directors who joined the board.

Director Plan Summary

     The Director Plan provides for the grant of an option to acquire 200,000 shares of common stock of the Company to each of the five existing directors at an exercise price equal to the fair market value of the common stock as determined by the board based on the then current trading prices in the market for the common stock. The right to exercise this option vests with respect to 25% of the shares (50,000 shares) as of the date of grant and an additional 25% of the shares on each succeeding anniversary of the grant; provided that, the holder continues to be a director of the Company. Options may be granted to individuals who join the board of directors in the future at the discretion of the board of directors. Options with respect to a maximum of 1,400,000 shares may be granted under the terms of the Director Plan.

     Each of the five current directors of the Company holds an option under the terms of the Director Plan. These options have an exercise price of $7.00 per share and are currently exercisable with respect to 100,000 shares. These options will vest with respect to an additional 50,000 shares on May 9, 1998, and May 9, 1999, provided that the holder continues as a director of the Company. The options expire with respect to a portion of the covered stock on the date that is five years subsequent to the original vesting.

     The aggregate number of shares with respect to which options may be granted under the Director Plan, the number of shares covered by each outstanding option, and the purchase price per share, shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares or other increase or decrease in such shares effected without substantial dilution or enlargement of rights granted to or available for eligible participation in the Director Plan. All such adjustments shall be made by the board of directors or a committee appointed by the board, whose good faith determinations shall be binding absent manifest error. The board of directors may at any time amend or discontinue the Director Plan with respect to any shares as to which options have not been granted.

Certain Tax Matters

     A director holding an option under the Director Plan does not recognize income at the time of grant. On exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the holder as ordinary income and a corresponding deduction available to the Company. The tax basis for the stock acquired will be equal to the exercise price paid plus the amount recognized as income. When the shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his tax basis in the stock.

     If a director exercises an option by payment of the exercise price in whole or part with previously owned shares, the director will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the director. The director's basis for the delivered shares will carry over to the option shares received. With regard to the number of option shares received which exceeds the number of shares delivered, the director will realize ordinary income at the time of exercise equal to the fair market value of such shares. The director's tax basis in these additional optional shares will be equal to the amount of ordinary income realized, plus the amount of any cash paid.

Interests of Directors and Executive Officers

     All of the outstanding options under the Director Plan have been awarded to existing directors. Options with respect to the remaining 400,000 shares covered by the Director Plan are intended to be awarded to individuals joining the board in the future. As noted above, each of the existing five members of the board of directors holds an option to acquire up to 200,000 shares of the Company's common stock at an exercise price of $7.00 per share under the terms of the Director Plan.

Vote Required

     Adoption the 1996 Director Stock Option Plan requires the approval of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same legal effect as a vote against the approval of the Director Plan.

     The board of directors recommends a vote "FOR" the approval of the 1996 Director Stock Option Plan. In the absence of contrary instructions, proxies will be voted for the approval of the Director Plan.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of May 22, 1997, the number of shares of the Company's common stock, par value $0.001, held of record or beneficially by each person who held of record or was known by the Company to own beneficially, more than 5% of the Company's common stock, and the name and shareholdings of each officer and director and of all officers and directors as a group.

                                                     Amount and Nature of Ownership
                                                ----------------------------------------
                                                    Sole Voting and       Percent of
Name of Person or Group                         Investment Power(1)(2)    Class(3)(4)
---------------------------                     ----------------------    -----------
Principal Shareholders:

Brian G. Larson(5)            Common Stock            391,083                 3.4%
1681 West 1820 North          Options                 750,000                 6.2%
Provo, Utah 84601                                  ----------
                              Total                 1,141,083                 9.4%


Larry J. Davis(6)             Common Stock            774,454                 6.8%
10455 North Edinburgh         Options                 750,000                 6.2%
Highland, Utah 84003                               ----------
                              Total                 1,524,454                12.5%


Dan J. Johnson                Common Stock                891                 0.0%
480 East 1700 North           Options                 701,365                 5.8%
Mapleton, Utah 84664                               ----------
                              Total                   702,256                 5.8%


Mellon Bank Corporation(7)    Common Stock            761,000                 6.7%
One Mellon Bank Center
Pittsburgh, Pennsylvania
15258

Named Executive Officers
and Directors:

Brian G. Larson               --------------------see above-----------------------
Larry J. Davis                --------------------see above-----------------------
Dan J. Johnson                --------------------see above-----------------------

William E. Hosker(8)          Common Stock             12,000                 0.1%
                              Options                 200,000                 1.7%
                                                    ---------
                              Total                   212,000                 1.8%


Gerard L. Seelig              Common Stock                  0                 0.0%
                              Options                 200,000                 1.7%
                                                    ---------
                              Total                   200,000                 1.7%


Craig E. Allen                Common Stock                  0                 0.0%
                              Options                  10,000                 0.1%
                                                    ---------
                              Total                    10,000                 0.1%


All Officers and Directors    Common Stock          1,178,428                10.3%
as a Group (6 Persons)        Options               2,611,365                18.6%
                                                    ---------
                              Total                 3,789,793                27.0%


[FN]

(1) Except as otherwise indicated, to the best knowledge of the Company, all stock is owned beneficially and of record, and each shareholder has sole voting and investment power.

(2) These options have been issued to the executive officers and directors pursuant to the 1987 Employee Stock Option Plan, the 1991 Director Stock Option Plan and the 1996 Director Stock Option Plan. The options have exercise prices ranging from $2.0625 to $7.00 per share with a weighted average price of $4.84 per share. Of the 750,000 shares subject to options shown for Messrs. Larson and Davis, options with respect to 280,000 shares are not currently vested or exercisable. Of the 701,365 shares subject to options shown for Mr. Johnson, options with respect to 235,000 shares are not currently vested or exercisable. Of the 200,000 shares subject to options shown for Messrs. Hosker and Seelig, options with respect to 100,000 shares are not currently vested or exercisable.

(3) The percentages shown are based on 11,428,908 shares of common stock of the Company issued and outstanding as of May 22, 1997.

(4) The percentage ownership for the options held by the indicated individuals is based on an adjusted total of issued and outstanding shares giving effect only to the exercise of each individual's options.

(5) The number of shares indicated for Mr. Larson includes 25,000 shares held by his wife and 46,300 shares held of record by Mr. Larson or his spouse for the benefit of minor children and in which he disclaims direct economic interest.

(6) The number of shares owned by Mr. Davis includes 696,362 shares held jointly with his wife over which he exercises joint investment and voting control and 64,000 shares which are held of record by Mr. Davis for the benefit of his minor children and in which he disclaims direct economic interest.

(7) These shares are held by two subsidiaries of Mellon Bank Corporation, The Dreyfus Corporation and Dreyfus Investment Advisors, Inc. The number of shares owned reflects the holdings of these entities as of February 28, 1997, the latest date for which the Company has information.

(8) The number of shares indicated for Mr. Hosker includes 2,500 shares held by his wife.

Compliance With Exchange Act Requirements

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all section 16(a) forms they file.

     Craig E. Allen, who became the chief financial officer of the Company on December 9, 1996, filed his initial report on Form 3 February 10, 1997. Larry
J. Davis filed a report on Form 4 for the month of December 1996 on January 14, 1997. Dan J. Johnson filed a report on Form 4 for the month of October 1996 on February 24, 1997.

     Other than the foregoing, the Company believes that all reports required by section 16(a) for transactions in the six months ended December 31, 1996, were timely filed.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its subsidiaries for the six months ended December 31, 1996, and the fiscal years ended June 30, 1996, 1995, and 1994, to the chief executive officer of the Company and the other executive officers of the Company who received compensation in excess of $100,000.

                                                     SUMMARY COMPENSATION TABLE
                                                                            Long Term Compensation
                                                                       ------------------------------
                                             Annual Compensation             Awards          Payoffs
                                        ----------------------------- ---------------------  --------
                                                              Other
                                                             Annual                                    All Other
                                                             Compen-  Restricted             LTIP      Compen-
        Name and                                             sation   Stock       Options/   Payouts   sation
   Principal Position           Year    Salary($)  Bonus($)  ($)(1)   Awards($)   SARs(#)    ($)       ($)
------------------------    ----------- ---------  --------- -------- ---------   --------   -------   ---------

Brian G. Larson,            12/31/96(2) $106,909   $     0    $ 9,442  $    0           0    $    0    $     0
  President and Chairman    06/30/96    $198,779   $     0    $ 4,50   $    0     500,000    $    0    $     0
  of the Board              06/30/95    $181,116   $     0    $ 4,500  $    0      30,000    $    0    $     0
                            06/30/94    $181,116   $     0    $ 4,500  $    0      30,000    $    0    $     0

Larry J. Davis,             12/31/96(2) $106,909   $     0    $ 9,218  $    0           0    $    0    $     0
  Vice-President            06/30/96    $198,779   $     0    $ 4,500  $    0     500,000    $    0    $     0
                            06/30/95    $181,116   $     0    $ 4,500  $    0      30,000    $    0    $     0
                            06/30/94    $181,116   $     0    $ 4,500  $    0      30,000    $    0    $     0

Dan J. Johnson,             12/31/96(2) $ 80,253   $     0    $ 6,085  $    0           0    $    0    $     0
  Vice-President and        06/30/96    $160,407   $     0    $ 4,500  $    0     425,000    $    0    $     0
  Secretary/Treasurer       06/30/95    $129,566   $     0    $ 4,500  $    0      30,000    $    0    $     0
                            06/30/94    $129,566   $     0    $ 4,500  $    0      30,000    $    0    $     0

[FN]

(1) These amounts reflect the benefit to the named executive officers of automobiles provided to such officers by the Company and amounts paid by the Company for health, disability, and life insurance.

(2) This reflects amounts paid, awarded, or accrued for the six month transition period ended December 31, 1996.

     The named executive officers were not granted any options during the six months ended December 31, 1996.

     The following table sets forth the information concerning the options exercised by the named executive officers during the six months ended December 31, 1996, and the value of unexercised options as of December 31, 1996.

        (a)                 (b)                  (c)                  (d)                     (e)
                                                                   Number of
                                                                   Securities               Value of
                                                                   Underlying             Unexercised
                                                                  Unexercised             In-the-Money
                                                                Options/SARs at         Options/SARs at
                                                                   FY End (#)              FY End ($)
                      Shares Acquired                             Exercisable/            Exercisable/
       Name           on Exercise (#)    Value Realized ($)      Unexercisable           Unexercisable
---------------       ---------------    ------------------     ---------------      ---------------------
Brian G. Larson             0                $0                 360,000/390,000      $2,929,938/$2,512,500
Larry J. Davis              0                $0                 360,000/390,000      $2,929,938/$2,512,500
Dan J. Johnson          2,500                $22,813            371,365/330,000      $3,136,036/$2,062,500

Executive Employment Agreements

     The Company has employment agreements with each of its named executive officers. These employment agreements were entered into as of January 3, 1996, and have a term of five years. The employment agreements require devotion of the full business time of the executive to the Company, prohibit the executive from competing in any fashion with the Company during the term of the agreement and for one year subsequent to termination, and prohibit disclosure or use by the executive of trade secrets or other confidential information of the Company.

     The employment agreements provided for initial compensation ranging from $150,000 to $200,000 per annum. These base salaries were increased approximately 9% in August 1996. Under the terms of the employment agreements, the salaries are subject to an annual increase as may be determined by the board of directors or the compensation committee of the Company; provided that, such increase shall not be less than a percentage equal to the sum of the increase in the consumer price index, plus 6%. Bonuses may be paid at the discretion of the board of directors or compensation committee.

     In connection with the execution of the employment agreements, options were granted to acquire a combined total of 825,000 shares of common stock with an exercise price of $4.25 per share. The right to exercise such options vest in the executive with respect to 20% of the shares as of the date of grant and an additional 20% on each following anniversary of the date of grant. The options expire if not previously exercised on January 3, 2006.

     Under the terms of the agreements, the Company maintains key-man life insurance policies on the lives of the executives in the amount of $2,000,000 each, but is not obliged to pay annual premiums in excess of 8% of the executives base salary. The Company furnishes the executives with automobiles, and with health, medical, and disability insurance.

     In the event that the executive is disabled during the term of his employment agreement, he is entitled to the better of (i) the benefits under any disability policy maintained by the Company; (ii) 50% of his base salary for the unexpired employment term; or (iii) his base salary for the initial six months of disability, one-half of his base salary during the next three months of disability, and one-fourth of his base salary during the next three months of disability. The executive is also entitled to receive incentive compensation during the initial six months of any disability based on the incentive compensation paid to the executive during the preceding fiscal year.

     The employment agreements can be terminated by the Company for cause by showing that the executive has materially breached the terms of the employment agreement, that the executive, in the reasonable determination of the board of directors, has been grossly negligent or engaged in material willful or gross misconduct in the performance of his duties, or that the executive has committed or been convicted of fraud, embezzlement, theft, dishonesty, or other criminal conduct against the Company. On the sale or transfer of all or substantially all of the assets of the Company, the merger of the Company into another entity, the termination of the business of the Company, a change in control of the Company, or the continued breach by the Company of the employment agreement after 20 days written notice, the executive has the right to terminate the employment agreement. In the event of a termination of the employment agreement other than by the Company for cause, the executive will receive an amount equal to the greater of two times the then current annual salary or the amount of salary that would otherwise accrue during the remaining employment period. In addition, the right to exercise the options granted pursuant to the employment agreements shall immediately vest with respect to all shares of common stock subject to such option and the Company shall maintain all employee benefit plans for a period equal to the greater of two years or the remaining employment period.

     If the employment agreements are terminated as a result of the death of the executive, the right to exercise the option with respect to all shares shall immediately vest in the estate or heirs of the executive, the Company shall maintain the employee benefits for the family of the executive for a period equal to the greater of two years or the remaining employment period, and the Company shall pay an amount equal to 90% of the proceeds of the life insurance policy maintained by the Company on the executive to the designated beneficiary of the executive or, if no policy is then in effect, an amount equal to the then current annual salary plus a pro rata portion of the incentive compensation based on the number of full months of employment during the year of the executive's death, payable in six equal monthly installments.

     The Company agrees to indemnify the executives and hold them harmless from liability for acts or decisions made by the executive in connection with providing services to the Company to the greatest extent permitted by law. The Company has an obligation to use its best efforts to obtain officer's and director's insurance covering the executive. Each of the executives agree to indemnify the Company and hold it harmless from liabilities arising from their acts or omissions in violation of their duties under the employment agreements that constitute fraud, gross negligence, or willful and knowing violations.

Compensation of Directors

     The Company compensates its outside directors for service on the board of directors by payment of a monthly fee of $1,000, payment of $2,000 for each board meeting attended, and reimbursement of expenses incurred in attending board meetings. The Company does not separately compensate its board members who are also employees of the Company for their service on the board. The five existing directors each hold an option to acquire 200,000 shares of common stock of the Company at an exercise price of $7.00 per share under the 1996 Director Stock Option Plan. The right to exercise this option vests with respect to 25% of the shares as of the date of grant and an additional 25% of the shares on each succeeding anniversary of the grant provided that the individual holder is then a director of the Company. Because of a consulting agreement with STAT Associates, Inc., Mr. Hosker waived his monthly fee of $1,000 through September 30, 1996. (See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.")

     By action dated February 21, 1997, the board of directors appointed Mr. Hosker to act on behalf of the board in pursuing potential strategic relationships with companies in the petrochemical and chemical industries. Mr. Hosker has 35 years of experience in these industries and it is the judgment of the board that his participation will facilitate the initial discussions concerning a possible alliance. It is anticipated that Mr. Hosker will dedicate essentially full-time to this effort over a few months. The board anticipates compensating Mr. Hosker for his time by delivering shares of the Company's common stock with a value of $140,000.

Board Meetings

     The directors held two meetings in 1996. All incumbent directors attended the meetings.

     The Company has an audit committee consisting of William E. Hosker, Gerard
L. Seelig, and Dan J. Johnson. This committee was established in October 1996 and did not hold a meeting in 1996.

Report on Executive Compensation

     Management compensation is overseen by the board of directors of the Company. The board of directors consists of three members of senior management and two outside directors who are not employees of the Company.

     Compensation Philosophy. The board of directors recognizes the need to attract and retain qualified executives with appropriate experience and technical capabilities. The compensation program has been designed to provide competitive base salary levels. It also includes the ability, on a discretionary basis, to provide motivation by rewarding business and individual performance. The evaluation criteria used to subjectively establish compensation has as its goal the enhancement of shareholder value along with the improvement of corporate performance.

     Executive Officer Compensation Program. To establish and evaluate executive compensation, the Company periodically reviews salary surveys detailing average wages and benefits paid to individuals within its general industry, of similar size, and in its geographical area. These reports are available through industry, government and educational groups. In addition, the executives are entitled to customary benefits generally available to all employees, including such benefits as medical/disability insurance and participation in the Company's 401(k) matching contribution plan. In some instances, stock options are granted to provide an incentive for long-term performance. This links the officer to the interest of shareholders because the value of options increase or decrease based solely on the market price of the Company's common stock.

     Base Salary. The Company has entered into five year employment agreements with its executive officers. (See "Executive Employment Agreements" above.) These Agreements provide for automatic annual increases and bonus compensation at the discretion of the board of directors. During the six months ended December 31, 1996, there were increases in base salary of the executive ranging from $13,500 to $18,000 on an annual basis.

     Bonus and Stock Option Compensation. In their capacity as executive officers, none of the listed individuals received a bonus or stock compensation during the six months ended December 31, 1996. Under the terms of their employment agreements, Brain G. Larson and Larry J. Davis each hold options to acquire 300,000 shares of common stock that vest with respect to 60,000 shares on each anniversary of the agreements, January 3, 1996. Dan J. Johnson has a similar provision for 225,000 shares that vests 45,000 shares annually.

     Chief Executive Officer Compensation. Brian G. Larson's salary was increased approximately $18,000 to $217,400 annually, effective August 15, 1996.

     Review. In the past eighteen months, the market price of the Company's common stock has increased more than 240%. During that same period, the Company acquired and integrated a new wholly-owned subsidiary. The board of directors believes the chief executive officer and the other executive officers have managed and operated the Company appropriately and prudently. The board of directors further believes the compensation of the executive officers is fair and reasonable for both the officers and the shareholders of the Company.

                              Board of Directors:
                               Brian G. Larson
                               Larry J. Davis
                               Dan J. Johnson
                               William E. Hosker
                               Gerard L. Seelig

Performance Graph

     The following performance graph compares the performance of the Company's common stock to the Total Returns Index for the Nasdaq Stock Market (U. S. Companies) and an industry peer group. The industry peer group, selected by the Company, is comprised of 124 U. S. companies whose stock is traded on Nasdaq and which are included in Standard Industrial Code Classification No. 382 entitled "Measuring and Controlling Devices." The graph assumes that $100 was invested on June 30, 1992, in the Company's stock and the indices. It is also assumed that dividends were reinvested when paid. The Company's fiscal year has ended on June 30, except for the transition period ended December 31, 1996.

[Graphical representation of the performance of the Company's stock as compared to the Total Returns Index for the Nasdaq Stock Market and an industry peer group selected by the Company with the following data points.]

                         Comparison of Cumulative Total Return
                                         6/30/92   6/30/93   6/30/94   6/30/95   6/30/96  12/31/96
The Company                              $100      $130      $162      $149      $427     $508
Nasdaq Stock Market Total Return Index   $100      $126      $127      $169      $218     $236
Industry Peer Group (SIC code 382)       $100      $108      $111      $186      $244     $263


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the course of the business of the Company, the two founders and principal shareholders of the Company have been required to guarantee certain obligations, including its principal line of credit. The Company's principal line of credit was placed with another financial institution subsequent to June 30, 1996, which did not require personal guarantees.

     The Company entered into a Consulting Agreement dated March 19, 1996, with STAT Associates, Inc., a Delaware corporation owned and controlled by William E. Hosker, a director of the Company. The Agreement called for payments of $100,000 and the reimbursement of third-party expenses incurred on behalf of the Company. The Agreement contains confidentiality and noncompete provisions protecting the technology and business of the Company. In accordance with the terms of the Agreement, the consulting arrangement ended in September 1996.

     Under the terms of various contractual arrangements with Brigham Young University ("BYU"), the Company owed BYU approximately $215,500 for royalties, license fees, and reimbursement of patent expenses, had additional upcoming expenses of approximately $109,000, and had an obligation to issue it 6,000 shares. BYU agreed to accept shares of the Company's restricted common stock in satisfaction of the cash obligations valued at the closing price of the Company's common stock on July 17, 1996, of $9.00 per share discounted by 20% to recognize the restricted nature of the securities. The Company purchased an aggregate of 49,272 shares of common stock from two of its executive officers and directors, at a price equal to the obligations to BYU, in order to deliver the shares to BYU. A portion of the purchase price was paid by offsetting the amounts due to the Company for advances made to the officers during the fiscal year ended June 30, 1996, in the aggregate principal amount of $105,000, plus accrued interest of approximately $5,300.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The selection of the Company's auditors will not be submitted to the shareholders for their approval in the absence of a requirement to do so. Grant Thornton LLP served as the Company's auditors for the year ended June 30, 1996, and the transition period ended December 31, 1996. It is anticipated that Grant Thornton LLP will serve as the Company's auditors for the current year ended December 31, 1997. It is anticipated that representatives of Grant Thornton LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

     In January 1996, the Company changed its accountants from Peterson, Siler & Stevenson (currently known as Pritchett Siler & Hardy, P.C.) to Grant Thornton LLP. This change was approved by the board of directors of the Company.

     The report of Peterson, Siler & Stevenson on the Company's financial statements as of June 30, 1995, and the two years then ended did not contain an adverse opinion, or a disclaimer of opinion, nor was its report qualified or modified as to uncertainty, audit scope, or accounting principles, other than a limitation as to the representation of the financials on a going concern basis, which limitation has been subsequently removed. During the engagement of Peterson, Siler & Stevenson, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Peterson, Siler & Stevenson, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Company was not advised by Peterson, Siler & Stevenson that internal controls necessary for the Company to develop reliable financial statements did not exist nor that information came to its attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management. The Company was not advised by Peterson, Siler & Stevenson of the need to expand significantly the scope of the Company's audit, nor was the Company advised that any information came to the attention of Peterson, Siler & Stevenson that on further investigation may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause Peterson, Siler & Stevenson to be unwilling to rely on management's representations or be associated with the Company's financial statements. The Company provided its former auditors, Peterson, Siler & Stevenson with a copy of the foregoing disclosures. The Company has filed a concurrence of the former auditors with the foregoing statements as an exhibit to its reports filed with the Securities and Exchange Commission.

     The Company did not consult Grant Thornton LLP prior to its appointment regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion, or other accounting advice that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

     The Company and its current auditors have not disagreed on any items of accounting treatment or financial disclosure.


                             SHAREHOLDER PROPOSALS

     No proposals have been submitted by shareholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of shareholders will be held during May 1998. Shareholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 1998 annual meeting of shareholders of the Company, provided such proposals are received by the Company no later than January 26, 1998, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.


                                 OTHER MATTERS

     Management does not know of any business other than that referred to in the Notice which may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending and voting at the Annual Meeting.

                                   By Order of the Board of Directors

                                   LARSON DAVIS INCORPORATED

                                   /s/ Dan J. Johnson

                                   Dan J. Johnson, Secretary

Provo, Utah
May 22, 1997




                                     PROXY
                           LARSON DAVIS INCORPORATED
          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Brian G. Larson and Dan J. Johnson proxies, with full power of substitution, to vote the shares of common stock of Larson Davis Incorporated (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Company ("Annual Meeting") to be held at the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah 84101, on June 25, 1997, at 1:00 p.m., local time, or any adjournment(s) thereof, such proxies being directed to vote as specified below. If no instructions are specified, this proxy will be voted "FOR" each proposal in accordance with the recommendation of the board of directors.

     1. To elect the following nominees to serve as directors of the Company. / / FOR all five nominees
            /  /  WITHHOLD AUTHORITY  for all five nominees
            / / FOR all five nominees, except WITHHOLD AUTHORITY for the nominee(s) whose name(s) is (are) lined through

 Nominees:  Brian G. Larson, Larry J. Davis, Dan J. Johnson, William E. Hosker,
            and Gerard L. Seelig

     2.   To approve the LarsonoDavis Incorporated 1997 Stock Option and Award
          Plan.
               FOR/  /      AGAINST /  /     WITHHOLD AUTHORITY  /  /

     3. To approve the LarsonoDavis Incorporated 1997 Employee Stock Purchase Plan.
               FOR/  /      AGAINST /  /     WITHHOLD AUTHORITY  /  /

     4.   To approve the LarsonoDavis Incorporated 1996 Director Stock Option
          Plan.
               FOR/  /      AGAINST /  /     WITHHOLD AUTHORITY  /  /

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.
               FOR/  /      AGAINST /  /     WITHHOLD AUTHORITY  /  /

The matters set forth above have been proposed by the board of directors and the board of directors recommends that the shareholders vote "FOR" each proposal.
To vote in accordance with the Board of Directors' recommendations, sign below. The "FOR" boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box marked "AGAINST." To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY."

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                        Dated:  ------------------------------


                                        --------------------------------------
                                        Signature

                                        --------------------------------------
                                        Signature (if held jointly)

                                        PLEASE MARK, SIGN, DATE, AND
                                        RETURN THIS PROXY TO:
                                             PROGRESSIVE TRANSFER COMPANY
                                             P.O. BOX 17561
                                             SALT LAKE CITY, UTAH  84117




                           LARSON DAVIS INCORPORATED

                              AMENDED AND RESTATED

                        1996 DIRECTOR STOCK OPTION PLAN


     Larson Davis Incorporated, a Nevada corporation (the "Company"), adopts this "1996 Director Stock Option Plan" (the "Plan"), effective as of May 9, 1996, as subsequently amended and restated, under which options to acquire stock of the Company are granted to individuals who are serving as directors of the Company, on the terms and conditions set forth herein.

     1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified directors capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of current directors and in attracting new directors when needed for future operations and growth and to provide such individuals with an incentive to remain directors of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Stock"), subject to the terms and conditions of this Plan.

     2. Shareholder Approval. The Plan shall become effective immediately on adoption by the board of directors of the Company (the "Board"). In addition, the Plan shall be submitted for approval by the Company's shareholders in the manner set forth below:

          (a) The Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at the next duly held shareholders' meeting or approved by the written consent of the holders of a majority of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

          (b) In the event the Plan is so approved, the secretary of the Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board. All Options previously granted under this Plan shall be deemed to have been granted as of the date of final approval by the board of directors.

     3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper. Any action taken with respect to the Plan by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any action taken with respect to the Plan by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

     4. Shares of Stock Subject to the Plan. A total of 1,400,000 shares of Stock may be subject to, or issued pursuant to, Options granted under the terms of this Plan. In calculating the number of shares, (i) any shares subject to an Option under the Plan, which Option for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan, and (ii) if any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

     5. Term. This Plan shall be in effect from the date hereof until close of business May 9, 1999.

     6. Grant to Board Members. Each individual who is a member of the Board as of the effective date of this Plan shall be awarded an Option to acquire 200,000 shares of Stock at an exercise price equal to the closing bid price for the Stock on the date of grant or the date of extension of an offer to become a director, as designated by the Board at the time, as reported on the Nasdaq Stock Market ("Nasdaq"), or, if the Stock is not then listed on Nasdaq, as reported by another reliable quotation medium with respect to the principal trading market for the Stock of the Company. Notwithstanding the foregoing, the grant to members of the Board as of the effective date of this Plan who are also subject to the reporting requirements of Section 16 of the Exchange Act shall be contingent on approval of the Plan by the shareholders or subsequent Board action. Individuals who subsequently become members of the Board during the term of this Plan shall be awarded an Option to acquire that number of shares determined by the Board at the date of grant at an exercise price equal to the closing bid price for the stock on the date of grant as reported on Nasdaq.

     7. Reservation of Stock on Granting of Option. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

     8.   Term of Options and Certain Limitations on Right to Exercise.

          (a) The Options shall be exercisable with respect to the shares subject to such Options for a period of five years after the right to acquire such shares become vested as provided below.

          (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan under the written provisions of the Option.

          (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

          (d) Options under the Plan shall vest and become exercisable twenty-five percent (25%) at the time of the grant of the Option and an additional twenty-five percent (25%) on each of the first three anniversaries of the original date of grant; provided that, the holder of the Option is a director of the Company as of such anniversaries. If the holder is no longer a director of the Company for any reason, all unvested Options shall terminate and shall thereafter be null and void.

          (e) If any individual who receives an Option under the terms of this Plan is terminated or resigns from the Company within six months of such Option being granted, the unexercised portion of the Option, whether or not vested, shall be null and void, and such individual shall have no further rights thereunder as of the date of such termination or resignation.

          (f) In no event may an Option be exercised after the expiration of its term.

     9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that, payment may be made in whole or in part in shares of Stock that have been held for at least six months, valued at the then fair market value of the stock as determined by the board of directors or a duly authorized committee.

     10. Withholding. If the grant or exercise of an Option pursuant to this Plan is subject to withholding or other trust fund payment requirements of the Code or applicable state or local laws, the holder of such Option must, as a condition precedent to exercising the Options, deliver to the Company cash equal to such withholding obligation or evidence satisfactory to the Company that such withholding obligation has otherwise been met.

     11. Awards to Directors and Officers. To the extent the Company is subject to section 16(b) of the Exchange Act, Options granted under the Plan to directors and officers (as defined in Rule 16a-1 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in Rule 16b-3 shall be subject to the following requirements, in addition to the other restrictions and limitations set forth in this Plan:

          (a) With respect to any award, the exercise price may not be less than the minimum required by applicable state law.

          (b) An Option or, if exercised, the Stock acquired on exercise, may not be transferred prior to the date that is more than six months subsequent to the date of the grant of the Option.

          (c) Any cash settlement of Options or surrender or withholding of shares of Stock to pay the exercise price of the Option, shall be made in accordance with the requirements of Rule 16b-3 or any amendment or successor rule of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may award Options to directors and officers, and may modify outstanding Options, in accordance with such changes, all to the extent that such action by the Board or a duly authorized committee does not disqualify the Options from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

     12. Dilution or Other Adjustment. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be increased by the same proportion. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option Award. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

     13. Assignment. No Option granted under this Plan shall be transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in the Code or to family members of the Option holder or entities created for their benefit. Except as permitted by the foregoing, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option and such rights and privileges shall immediately become null and void.

     14. Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     15. Options. Options granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be permitted under the terms of this Plan.

     16. No Right of Employment. Nothing contained in this Plan or any Option shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

     17. Amendment of the Plan. Subject to the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor, the Board or a duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Exchange Act with respect to Options granted to officers or directors under Rule 16b-3 or any amendment or successor rule of like tenor or with the provisions of the Code governing incentive stock options as they may be amended from time to time, such amendment or modification shall also be approved by the shareholders of the Company.

     Subject only to the foregoing, the Plan shall be deemed to be automatically amended as is necessary to maintain the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                   ATTEST:


                                   /s/ Brian G. Larson
                                   Brian G. Larson, Chairman



                            SECRETARY'S CERTIFICATE

     The undersigned, the duly constituted and elected secretary of Larson Davis Incorporated, hereby certifies that a duly constituted meeting of the
shareholders held on                , 1997, pursuant to notice and at which a
                     ---------------
quorum was present in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing 1996 Director Stock Option Plan was approved by the affirmative vote of the holders of a majority of the shares of common stock voted at such meeting.

     DATED this       day of                , 1997.
                -----        ---------------

                                   LARSON DAVIS INCORPORATED



                                   By
                                        Dan J. Johnson, Secretary



                           LARSON DAVIS INCORPORATED

                       1997 EMPLOYEE STOCK PURCHASE PLAN
                       Adopted by the Board of Directors
                           Effective February 1, 1997



     1. Purposes. The 1997 Employee Stock Purchase Plan of Larson Davis Incorporated (the "Plan"), is intended to provide a method whereby employees of LarsonoDavis Incorporated and any subsidiary corporation thereof (hereinafter referred to, unless the context otherwise requires, as the "Company"), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company, $0.001 par value (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Eligibility.

          (a) Any person (an "Employee") who has been employed for more than 6 months by (i) the Company, or (ii) any subsidiary corporation that is designated as a participant in the Plan by the board of directors and would be a "subsidiary corporation" as that term is defined in section 424 of the Code, shall be eligible to participate in the Plan.

          (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option to participate in the Plan:

               (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company (for purposes of this paragraph the rules of section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

               (ii) which permits his or her rights to purchase stocks under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     3. Offering Period. The Plan will be implemented as four offerings per year (the "Offerings") on the date that is ten business days subsequent to the filing of each of the Company's quarterly reports on Form 10-Q and annual report on Form 10-K (each an "Offering Date") until December 31, 1998 (the "Offering Termination Date"). The period from the first Offering Date to the Offering Termination Date shall be referred to herein as the "Offering Period."

     4.   Participation.

          (a) Participation in the Plan for any eligible Employee may begin only as of the date the Plan has been approved by the board of directors (January 30, 1997) and a registration statement has been filed by the Company (the "Effective Date") of the Plan and on each subsequent January 1 and July 1 of each calendar year (each a "Plan Entry Date"). All eligible Employees may participate in the Plan as of the Effective Date of the Plan by delivering, within 14 days after such Effective Date, a completed form to the treasurer of the Company or his designee (the "Plan Administrator") indicating the Employee's intention to participate. Subsequently, all eligible Employees may participate in the Plan by delivering prior to each subsequent Plan Entry Date a completed form to the Plan Administrator indicating the Employee's intention to participate as of such subsequent Plan Entry Date. The Company will maintain an account (a "Payment Account") for all Employees participating in the Plan. No interest will be paid or allowed on any money paid into the Plan or credited to the Payment Account of any participating Employee.

          (b) A participating Employee may authorize a payroll deduction into his or her Payment Account of a specified dollar amount per pay period or may make separate lump sum payments into such Payment Account during the Offering Period; provided however, that the aggregate of all payroll deductions and lump sum payments into such Payment Account may not exceed 20% of his or her monetary compensation during the Offering Period. The term "monetary compensation" means regular straight-time earnings, payments for overtime, shift differentials, and sales commissions, all prior to deduction of taxes and other withholding charges, but excludes incentive compensation, bonuses, and other special payments. An Employee may elect to authorize a payroll deduction from the Employee's compensation by completing an authorization for payroll deduction on the form provided by the Company and filing it with the office of the Plan Administrator. An Employee may make lump sum payments into his or her Payment Account by delivering a personal or official bank check in the amount of such payment to the Plan Administrator.

          (c) A participating Employee may alter the amount of his or her payroll deductions during the Offering Period by filing an amended payroll deduction authorization with the Plan Administrator at least 3 days prior to the Effective Date of such change. In no event may an Employee make any such alteration more frequently than monthly.

     5.   Granting of Option.

          (a) Subject to the provisions of paragraph 2(b) and paragraph 6, a participating Employee shall be deemed to have been granted on each Offering Date, and to have exercised on such date, an option (an "Option") to purchase that number of shares of Common Stock determined by dividing the amount in the Employee's Payment Account by the Option Exercise Price on the Offering Date determined as provided in subparagraph (b) below.

          (b) The purchase price of a share of Common Stock purchased pursuant to the Plan (the "Option Exercise Price") shall be 85% of the Fair Market Value (defined below) of a share of Common Stock on the date of grant of such option. As used herein, the term "Fair Market Value" shall mean the closing price of the Common Stock on the Nasdaq Stock Market on the applicable Offering Date (or on the most recent preceding day on which shares of Common Stock were traded in the event that no shares of Common Stock shall have been traded on the Offering Date), or, if the Common Stock is not then traded on the Nasdaq Stock Market, the reported price for the Common Stock on the Offering Date or the most recent preceding day for which such quotations are available as reported by the exchange or market on which the Common Stock is then traded, or, if no such quotations are available for a date within a reasonable time prior to the Offering Date, the value of the Common Stock as determined by the board of directors of the Company using any reasonable means.

     6.   Exercise of Option.  With respect to the Offerings during the Offering
Period:

          (a) Unless a participating Employee gives written notice to the Plan Administrator as provided in paragraph (d) below that the Employee elects not to exercise the Employee's Options or as provided in paragraph 8 below that the Employee elects to withdraw from the Plan, his or her unexercised Options, if any, will be deemed to have been exercised automatically on the Offering Date for the purchase of the number of full shares of Common Stock which the accumulated amount in his or her Payment Account at that time will purchase at the applicable Option Exercise Price.

          (b) The Plan Administrator shall reduce the Employee's Payment Account on each Offering Date in the aggregate amount of the Option Exercise Price for the Common Stock purchased.

          (c) The exercise of Options to purchase shares of Common Stock shall not be less than 25 shares. Fractional shares will not be issued under the Plan. Any accumulated payroll deductions and lump sum payments which would have been used to purchase fractional shares shall be retained in the employee's Payment Account.

          (d) An Employee may elect not to exercise available Options by providing written notice of such election to the Plan Administrator at least three days prior to any Offering Date. Such election shall remain in effect until revoked in writing, which revocation shall be effective three days after such written notice is provided to the Plan Administrator.

          (e) Any excess in an Employee's Payment Account on the Offering Termination Date will be distributed to the Employee.

     7. Delivery. As promptly as practicable after the exercise or deemed exercise of a participating Employee's Options on each Offering Date, the Company will deliver to each Employee, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise or deemed exercise of such Employee's Options.

     8.   Withdrawal.

          (a) A participating Employee may withdraw payroll deductions and lump sum payments remaining in his or her Payment Account at any time prior to the Offering Termination Date by giving written notice of withdrawal to the Plan Administrator. Any such withdrawal shall not be effective until three days after delivery of notice to the Plan Administrator. All of the Employee's payroll deductions and lump sum payments remaining in his or her Payment Account will be paid to the Employee promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her pay and no further lump sum payments will be accepted during the Offering Period, except as provided herein. The Company may, at its option, treat an attempt by an Employee to borrow on the security of his or her Payment Account as an election, under this paragraph 8, to withdraw such amounts in the Payment Account.

          (b) An Employee who withdraws or is deemed to have withdrawn amounts from his or her Payment Account in accordance with this paragraph 8 may not participate in another Offering until the next Plan Entry Date following such withdrawal. An Employee's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

          (c) Upon termination of the Employee's employment for any reason, including retirement but excluding death or disability while in the employ of the Company or a subsidiary, the payroll deductions and lump sum payments credited to his or her Payment Account will be returned to the Employee or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under paragraph 11.

          (d) Upon termination of the Employee's employment because of disability or death, the Employee or his or her beneficiary (as defined in paragraph 11) shall have the right to elect, by written notice given to the Plan Administrator prior to the expiration of the period of 30 days commencing with the date of the disability or death of the Employee, either:

               (i) to withdraw all of the payroll deductions and lump sum payments credited to the Employee's Payment Account under the Plan; or

               (ii) to exercise the Employee's Options for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions and lump sum payments in the Employee's Payment Account at the date of the Employee's disability or death will purchase at the applicable Option Exercise Price, and any excess in such account will be returned to the Employee or said beneficiary.

          In the event that no such written notice of election shall be duly received by the office of the Plan Administrator, the Employee or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions and lump sum payments remaining in the Employee's Payment Account at the date of the Employee's disability or death and the same will be paid promptly to the Employee or said beneficiary.

     9.   Stock.

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is 100,000 shares (subject to further adjustment upon changes in capitalization of the Company as provided in paragraph 14). If the total number of shares for which Options are exercised exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions and lump sum payments credited to the Payment Account of each participating Employee under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Employees in the Offering.

          (b) No Employee will have any interest in Common Stock covered by his or her Option until such Option has been exercised.

          (c) Common Stock to be delivered to an Employee under the Plan will be registered in the name of the Employee, or, if the Employee so directs, by written notice to the Company prior to the Offering Date, in the names of the Employee and one such other person as may be designated by the Employee, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

     10. Administration. The Plan shall be administered by the board of directors of the Company. The board shall designate an individual to carry out the decisions of the board of directors who shall be designated as the Plan Administrator. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Plan Administrator or the board of directors. Determinations made by the board with respect to any matter or provision contained in the Plan shall be final, conclusive, and binding upon the Company and upon all Employees, their heirs, or legal representatives. Any rule or regulation adopted by the board of directors shall remain in full force and effect unless and until altered, amended, or repealed by the board. The Company, the Plan Administrator and the board of directors, or their representatives, employees and agents, shall not be liable to any Employee or any other person for losses sustained or liabilities incurred as a result of any good faith error in judgment or mistake of law or fact, or for any act done or omitted to be done in good faith in administering the Plan, unless such error, mistake, act or omission was performed or omitted fraudulently or constituted willful misconduct. The Company shall indemnify board members and the Plan Administrator, to the fullest extent permitted by applicable statute, for any expenses incurred in defending a civil or criminal action or proceeding, arising out of action taken or omitted to be taken with respect to administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such member shall be adjudicated not to have acted in good faith in the reasonable belief that such member's action was in the best interest of the Company.

     11. Designation of Beneficiary. A participating Employee may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the Employee prior to the delivery of such shares or cash to the Employee. Such designation of beneficiary may be changed by the Employee at any time by written notice to the Plan Administrator. Upon the death of a participating Employee and upon receipt by the Company of proof of the identity and existence at the Employee's death of a beneficiary validly designated by the Employee under the Plan, and notice of election of the beneficiary to exercise the Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participating Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Employee's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the Employee, or if no such executor or administrator has been appointed (to the knowledge of the Plan Administrator), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the Employee as the Company may designate. No beneficiary shall, prior to the death of the Employee by whom he has been designated, acquire any interest in the stock or cash credited to the Employee under the Plan.

     12. Transferability. Neither payroll deductions and lump sum payments credited to a participating Employee's Payment Account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Employee otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 8.

     13. Use of Funds. All payroll deductions and lump sum payments received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such amounts.

     14.  Effect of Changes of Common Stock.

          (a) In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations, and exchanges of shares, recapitalizations, or mergers in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the board of directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

          (b) If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such merger or consolidation, and the board of directors of the Company shall take such steps in connection with such merger or consolidation as the board of directors shall deem necessary to assure that the provisions of (a) above shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such option might thereafter be entitled to receive thereunder. In the event of a merger of consolidation in which the Company is not the surviving entity, or of a sale of assets in which the Company is not the surviving entity, the Plan shall terminate, and all payroll deductions and lump sum payments credited to participating Employees' Payment Accounts shall be returned to them.

     15. Amendment or Termination. The board of directors of the Company may at any time terminate or amend the Plan. Except as hereinafter provided, no such termination can affect Options previously granted, nor may an amendment make any change in any Option theretofore granted which would adversely affect the rights of any Employee nor may an amendment be made without the approval of the stockholders of the Company within 12 months of such amendment if such amendment would (a) materially increase the benefits accruing to Employees under the Plan, (b) materially increase the number of shares which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan.

     16. Withholding Taxes. All withholding and employment taxes payable with respect to the amount of payroll deductions remitted to any participating Employee's Payment Account will be deducted from the salary or other compensation paid by the Company to such participating Employee and will not reduce the amounts remitted to the Employee's Payment Account hereunder.

     17. Notices. All notices or other communications by an Employee to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

     18. Approval of Stockholders. The Plan has been adopted by the board of directors of the Company, but is subject to the approval of the stockholders of the Company within 12 months of the date of adoption of the Plan by the board of directors.

                                   Adopted by the Board of Directors
                                   effective                , 1997
                                             ---------------

                                   Approved by the Shareholders
                                   effective                , 1997
                                             ---------------



                           LARSON DAVIS INCORPORATED

                        1997 STOCK OPTION AND AWARD PLAN


     Larson Davis Incorporated, a Nevada corporation (the "Company"), hereby adopts this "Larson Davis Incorporated 1997 Stock Option and Award Plan" (the "Plan"), effective as of the 13th day of May, 1997, under which options to acquire stock of the Company or bonus stock may be granted from time to time to employees, including officers and directors, of the Company or its subsidiaries. In addition, at the discretion of the board of directors or other administrator of this Plan, options to acquire stock of the Company or bonus stock may from time to time be granted under this Plan to other individuals who contribute to the success of the Company or its subsidiaries but who are not employees of the Company, all on the terms and conditions set forth herein.

     1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and other employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Stock"), or the granting of awards of bonus stock ("Stock Awards"), all subject to the terms and conditions of this Plan. It is intended that the Options issued pursuant to this Plan include, when designated as such at the time of grant, options which qualify as Incentive Stock Options ("Incentive Options") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment or successor provision of like tenor. So long as the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that the Options or Stock Awards granted pursuant to this Plan qualify for the exemption provided for in Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act or any amendment or successor rule of like tenor when granted in accordance with the provisions of such rule.

     2. Shareholder Approval. The Plan shall become effective immediately on adoption by the board of directors of the Company (the "Board") and awards under the Plan can be made at that time or at any subsequent time. The Plan shall be submitted to the Company's shareholders in the manner set forth below:

          (a) Within twelve months after the Plan has been adopted by the Board, the Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at a duly held shareholders' meeting or approved by the unanimous written consent of the holders of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

          (b) In the event the Plan is so approved, the secretary of the Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board.

          (c) Failure to obtain shareholder approval on or before the date that is twelve months subsequent to the adoption of this Plan by the Board shall not affect awards previously granted under the Plan, except as may be provided by the terms of specific awards; provided that, none of the Options issued under this Plan will qualify as Incentive Options.

     3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with the applicable provisions of governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board, as it deems proper. Any Option or Stock Award approved by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any Option or Stock Award approved by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

     The Board's or duly authorized committee's determinations under the Plan (including without limitation determinations of the persons to receive Options or Stock Awards, the form, amount, and timing of such Options or Stock Awards, the terms and provisions of such Options or Stock Awards, and the agreements evidencing same) need not be uniform and may be made by the Board or duly authorized committee selectively among persons who receive, or are eligible to receive, Options or Stock Awards under the Plan, whether or not such persons are similarly situated.

     4. Shares of Stock Subject to the Plan. A total of 750,000 shares of Stock may be subject to, or issued pursuant to, Options or Stock Awards granted under the terms of this Plan. Any shares subject to an Option or Stock Award under the Plan, which Option or Stock Award for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan. If any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares issuance under the terms of this Plan.

     5. Reservation of Stock on Granting of Option. At the time of granting any Option or Stock Award under the terms of this Plan, there will be reserved for issuance, on the exercise of the Option or vesting of the Stock Award, the number of shares of Stock of the Company subject to such Option or Stock Award. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

     6. Eligibility. Options or Stock Awards under the Plan may be granted to employees, including officers and directors, of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company as may be deemed in the best interest of the Company by the Board or a duly authorized committee. Such Options or Stock Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized committee at the time of grant, all as may be within the general provisions of this Plan.

     7.   Term of Options and Certain Limitations on Right to Exercise.

          (a) Each Option shall have the term established by the Board or duly authorized committee at the time the Option is granted but in no event may an Option have a term in excess of ten years.

          (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan or under the written provisions of the Option.

          (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and the Option and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights granted to stockholders for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

          (d) Options under the Plan shall vest and become exercisable at such time or times and on such terms as the Board or a duly authorized committee may determine at the time of the grant of the Option.

          (e) Options granted under the Plan shall contain such other provisions, including, without limitation, further restrictions on the vesting and exercise of the Option, as the Board or a duly authorized committee shall deem advisable.

          (f) In no event may an Option be exercised after the expiration of its term.

     8. Exercise Price. The exercise price of each Option issued under the Plan shall be determined by the Board or a duly authorized committee on the date of grant.

     9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company. Any consideration approved by the Board or a duly authorized committee that calls for the payment of the exercise price over a period of more than one year shall provide for interest, which shall not be included as part of the exercise price, that is equal to or exceeds the imputed interest provided for in section 483 of the Code or any amendment or successor section of like tenor.

     10. Withholding. If the grant or vesting of a Stock Award or the grant or exercise of an Option pursuant to this Plan, or any other event, creates an obligation on the part of the Company to withhold income and employment taxes pursuant to the Code or applicable state or local laws, the payment of such amounts to the Company, in consideration acceptable to the Company, shall be a prerequisite to the grant or exercise of the Option or the grant or vesting of the Stock Award. In all events, delivery of shares of Stock issuable on exercise of the Option or on grant of the Stock Award shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant or vesting of the Stock Award, or any other event. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

     11. Incentive Options--Additional Provisions. In addition to the other restrictions and provisions of this Plan, any Option granted hereunder that is intended to be an Incentive Option shall meet the following further requirements:

          (a) The exercise price of an Incentive Option shall not be less than the fair market value of the Stock on the date of grant of the Incentive Option as determined by the Board or a duly authorized committee based on the reported trading prices for the Stock and as permitted by the applicable provisions of the Code.

          (b) No Incentive Option may be granted under the Plan to any individual that owns (either of record or beneficially) Stock possessing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation unless both the exercise price is at least 110% of the fair market value of the Stock on the date the Option is granted and the Incentive Option by its terms is not exercisable more than five years after the date it is granted.

          (c) Incentive Options may be granted only to employees of the Company or its subsidiaries and only in connection with that employee's employment by the Company or the subsidiary. Notwithstanding the above, directors and other individuals who have contributed to the success of the Company or its subsidiaries may be granted Incentive Options under the Plan, subject to, and to the extent permitted by, applicable provisions of the Code and regulations promulgated thereunder, as they may be amended from time to time.

          (d) The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares of Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (and all other plans of the Company and its subsidiaries) may not exceed $100,000.

          (e) No Incentive Option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee to whom the Incentive Option is granted.

          (f) No individual acquiring shares of Stock pursuant to any Incentive Option granted under this Plan shall sell, transfer, or otherwise convey the Stock until after the date that is both two years after the date the Incentive Option was granted and one year after the date the Stock was acquired pursuant to the exercise of the Incentive Option. If any individual makes a disqualifying disposition, he or she shall notify the Company within 30 days of such transaction.

          (g) No Incentive Option may be exercised unless the holder was, within three months of such exercise, and had been since the date the Incentive Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless the employment was terminated as a result of the death or disability (as defined in the Code and the regulations promulgated thereunder as they may be amended from time to time) of the employee or the employee dies within three months of the termination. In the event of termination as a result of disability, the holder shall have a one year period following termination in which to exercise the Incentive Option. In the event of death of the holder, the Incentive Option must be exercised within six months after the issuance of letters testamentary or administration or the appointment of an administrator, executor, or personal representative, but not later than one year after the date of termination of employment. An authorized absence or leave approved by the Board or a duly authorized committee for a period of 90 days or less shall not be considered an interruption of employment for any purpose under the Plan.

          (h) All Incentive Options shall be deemed to contain such other limitations and restrictions as are necessary to conform the Incentive Option to the requirements for "incentive stock options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Code as of the date of adoption of this Plan. If at any time the Code is amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may grant Incentive Options, and may modify outstanding Incentive Options in accordance with such changes, all to the extent that such action by the Board or duly authorized committee does not disqualify the Options from treatment as incentive stock options under the provisions of the Code as may be amended from time to time.

     12. Awards to Directors and Officers. To the extent the Company has a class of securities registered under the Exchange Act, Options or Stock Awards granted under the Plan to directors and officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

          (a) A transaction whereby there is a grant of an Option or Stock Award pursuant to this Plan must satisfy one of the following:

               (i) The transaction must be approved by the Board or a duly authorized committee composed solely of two or more non-employee directors of the Company (as defined in Rule 16b-3); or

               (ii) The transaction must be approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the shareholders of the Company held in accordance with the applicable laws of the state of incorporation of the Company; or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the shareholders, such ratification must occur no later than the date of the next annual meeting of shareholders; or

               (iii) The Stock acquired must be held by the officer or director for a period of six months subsequent to the date of the grant; provided that, if the transaction involves a derivative security (as defined in section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

          (b) Any transaction involving the disposition to the Company of its securities in connection with Options or Stock Awards granted pursuant to this Plan shall:

               (i) be approved by the Board or a duly authorized committee composed solely of two or more non-employee directors; or

               (ii) be approved or ratified, in compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state of incorporation of the Company or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that, such ratification occurs no later than the date of the next annual meeting of shareholders.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised or Stock Award to be granted pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may award Options or Stock Awards to directors and officers, and may modify outstanding Options or Stock Awards, in accordance with such changes, all to the extent that such action by the Board or a duly authorized committee does not disqualify the Options or Stock Awards from the exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

     13. Stock Awards. The Board or a duly authorized committee may grant Stock Awards to individuals eligible to participate in this Plan, in the amount and subject to the provisions determined by the Board or a duly authorized committee. The Board or a duly authorized committee shall notify in writing each person selected to receive a Stock Award hereunder as soon as practicable after he or she has been so selected and shall inform such person of the number of shares he or she is entitled to receive, the approximate date on which such shares will be issued, and any Forfeiture Restrictions applicable to such shares. (For purposes hereof, the term "Forfeiture Restrictions" shall mean any prohibitions against sale or other transfer of shares of Stock granted under the Plan and the obligation of the holder to forfeit his or her ownership or right to such shares and to surrender such shares to the Company on the occurrence of certain conditions.) The Board or a duly authorized committee may, at its discretion, require the payment in cash to the Company by the award recipient of the par value of the Stock. The shares of Stock issued pursuant to a Stock Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of during such period or periods of time during which the Stock is subject to any Forfeiture Restrictions. Certificates representing shares subject to Forfeiture Restrictions shall be appropriately legended as determined by the Board or a duly authorized committee to reflect the Forfeiture Restrictions, and the Forfeiture Restrictions shall be binding on any transferee of the shares.

     14. Assignment. At the time of grant of an Option or Stock Award, the Board or a duly authorized Committee, in its sole discretion, may impose restrictions on the transferability of such Option or Stock Award as it deems appropriate. Such restrictions may prohibit the transfer, assignment, pledge, or hypothecation in any way (whether by operation of law or otherwise) of the Option or Stock Award, and may provide that the Option or Stock Award shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or Stock Award, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option or Stock Award and such rights and privileges shall immediately become null and void.

     15. Additional Terms and Provisions of Awards. The Board or duly authorized committee shall have the right to impose additional limitations on individual awards under the Plan. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may be conditioned on continued employment for a specified period or may be voided based on the award holder's gross negligence in the performance of his or her duties, substantial failure to meet written standards established by the Company for the performance of his or her duties, criminal misconduct, or willful or gross misconduct in the performance of his or her duties. In addition, the Board or a duly authorized committee may establish additional rights in the holders of individual awards at the time of grant. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may include the right to immediate payment of the value inherent in the award on the occurrence of certain events such as a change in control of the Company, all on the terms and conditions set forth in the award at the time of grant. The Board or a duly authorized committee may, at the time of the grant of the Option or Stock Award, establish any other terms, restrictions, or provisions on the exercise of an Option or the holding of Stock subject to the Stock Award as it deems appropriate. All such terms, restrictions, and provisions must be set forth in writing at the time of grant in order to be effective.

     16. Dilution or Other Adjustment. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option or Stock Award granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be increased by the same proportion. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. Shares awarded under a Stock Award shall be treated as issued and outstanding, whether or not subject to Forfeiture Restrictions, although any Stock, assets, or other rights distributed shall be subject to the Forfeiture Restrictions governing the shares awarded under the Stock Award and, at the discretion of the Board or a duly authorized committee, may be held by the Company or otherwise subject to restrictions on transfer by the Company until the expiration of such Forfeiture Restrictions. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option or Stock Award. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

     17. Options or Stock Awards to Foreign Nationals. The Board or a duly authorized committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant Options or Stock Awards to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the Options or Stock Awards made to United States residents in order to recognize differences among the countries in law, tax policy, and custom. Such grants shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by a grant to United States residents under the terms of this Plan.

     18. Listing and Registration of Shares. Unless otherwise expressly provided on the granting of an award under this Plan, the Company shall have no obligation to register any securities issued pursuant to this Plan or issuable on the exercise of Options granted hereunder. Each award shall be subject to the requirement that if at any time the Board or a duly authorized committee shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be made or exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or a duly authorized committee.

     19. Expiration and Termination of the Plan. The Plan may be abandoned or terminated at any time by the Board or a duly authorized committee except with respect to any Options or Stock Awards then outstanding under the Plan. The Plan shall otherwise terminate on the earlier of the date that is: (i) ten years after the date the Plan is adopted by the Board; or (ii) ten years after the date the Plan is approved by the shareholders of the Company.

     20. Form of Awards. Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be determined by the Board or a duly authorized committee and permitted under the terms of this Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Board or a duly authorized committee to qualify them as incentive stock options under section 422 of the Code or any amendment or successor statute of like tenor.

     21. No Right of Employment. Nothing contained in this Plan or any Option or Stock Award shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

     22. Leaves of Absence. The Board or duly authorized committee shall be entitled to make such rules, regulations, and determinations as the Board or duly authorized committee deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Option or Stock Award. Without limiting the generality of the foregoing, the Board or duly authorized committee shall be entitled to determine (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and
(b) the impact, if any, of any such leave of absence on any Option or Stock Award under the Plan theretofore made to any recipient who takes such leave of absence.

     23. Amendment of the Plan. The Board or a duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Code with respect to Incentive Options, such amendment or modification shall also be approved by the shareholders of the Company. Subject to the foregoing and, if the Company is subject to the provisions of 16(b) of the Exchange Act, the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor, the Plan shall be deemed to be automatically amended as is necessary (i) with respect to the issuance of Incentive Options, to maintain the Plan in compliance with the provisions of section 422 of the Code, and regulations promulgated thereunder from time to time, or any amendment or successor statute thereto, and (ii) with respect to Options or Stock Awards granted to officers and directors of the Company, to maintain the awards made under the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                   ATTEST:


                                      /s/ Dan J. Johnson
                                   Dan J. Johnson, Secretary


                            SECRETARY'S CERTIFICATE

     The undersigned, the duly constituted and elected secretary of LarsonoDavis Incorporated hereby certifies that a duly constituted meeting of the
shareholders held on                 , 1997, pursuant to notice and at which a
                     ----------------
quorum was present in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing Larson Davis Incorporated 1997 Stock Option and Award Plan was approved by the affirmative vote of the holders of a majority of the shares of Common Stock in attendance, in person or by proxy, at such meeting.

     DATED this       day of                , 1997.
                -----        ---------------




                                   Dan J. Johnson, Secretary